EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 15, 1998 included in Snyder Communications, Inc.'s registration statement on Form S-3 (333-50929) and to all references to our Firm included in this registration statement.

                                                /s/ Arthur Andersen LLP

Washington, D.C.
July 30, 1998






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